EXHIBIT 23.1

          INDEPENDENT AUDITORS' CONSENT

               We consent to the inclusion in this Registration Statement of Ballard Medical Products on Form S-8 of our reports dated February 8, 1996 (February 18, 1997 as to Note 11), appearing in and incorporated by reference in the Annual Report on Form 10-K of Ballard Medical Products for the year ended September 30, 1996.

                                                      Deloitte & Touche LLP
                                                       Salt Lake City, Utah
                                                              March 3, 1997